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                                     Exhibit 10



                                ARTHUR ANDERSEN LLP




                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                       -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19605 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                             /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999